FRIEDMAN INDUSTRIES, INC.

Creating a Leading North American Steel Service Center

May 2, 2022

Transaction overview

FRIEDMAN INDUSTRIES, INC.

Friedman expands with major acquisition of Plateplus, Inc. operations



- Friedman has acquired Plateplus' East Chicago, IN and Granite City, IL facilities along with the inventory and customer relationships associated with these locations
- Additionally, the agreement includes all steel inventory and customer relationships at Plateplus' Loudon, TN and Houston, TX facilities, and exclusive toll processing
  - Business historically handled at the Loudon and Houston locations will be transitioned to highly advanced Friedman facilities in Decatur, AL and Sinton, TX
- Consideration: $63.8 million in cash and 516,041 shares of the Company's common stock
  - Fixed assets account for approximately $18 million of the purchase price
  - Friedman's ABL credit facility provided the funding necessary for the transaction
- This is a transformational transaction for Friedman
  - Additional sales volume associated with the transaction more than doubles the size of Friedman
  - East Chicago and Granite City provide Friedman with an increased geographic reach and best-in-class processing capabilities
  - Loudon and Houston customer base is a perfect fit for Friedman's investments at its Decatur and Sinton locations

Geographically and technologically advantaged locations to drive customer growth

FRIEDMAN INDUSTRIES, INC.

- Meaningfully increases reach to the largest and fastest growing steel consuming markets in North America
- Transforms Friedman with a new level of quality, reliability and best-in-market product capability to serve more customers with a larger portfolio of leading products
- All Friedman locations will have temper mill or stretcher leveler capabilities to meet virtually all customer needs
- Efficient freight access shortens time to serve customers to enhance satisfaction
- Additional facilities complement new Sinton, TX facility slated for completion in August 2022 and recently improved Decatur, AL facility



Existing FRD Locations
FRD Acquired PP Locations
PP Locations to Transition

Combined company will have presence in East Chicago, IN; Granite City, IL; Hickman, AR; Decatur, AL; Lone Star, TX; and Sinton, TX

Greater throughput volume expected to yield meaningful cost efficiencies

FRIEDMAN INDUSTRIES, INC.

- Transaction to more than double annual volume of coil product segment
- By combining the business of the Granite City and East Chicago facilities with existing Friedman locations and transferring volume from Plateplus' Loudon and Houston facilities to Friedman facilities, Friedman expects to operate the new structure with cost and operating efficiencies and improved quality
- Go-to-market costs expected to be among lowest in industry as throughput expands
- Highly efficient freight access: All Friedman locations on or near water; 5 of 6 locations have rail receiving capability
- Transaction increases purchasing scale and supply optionality



Clear path to a smooth integration

FRIEDMAN INDUSTRIES, INC.



- Friedman CEO Mike Taylor served as President of Cargill's metals service center business from 2002 to 2014 when the acquired facilities were part of the Cargill metals service center portfolio
- Numerous Plateplus leaders and key commercial personnel have joined the Friedman team, ensuring continuity of all key customer and supplier relationships
- Friedman management maintains decades-long relationships with all top customers of the Plateplus operations as well as all key metal suppliers and outside processors
- Friedman intends to retain substantially all production employees at the two acquired facilities

Partnership with Metal One positions Friedman for continued profitable growth at scale

FRIEDMAN INDUSTRIES, INC.

- Metal One will own 7% of Friedman's outstanding shares
- Partnership provides meaningful opportunities to grow Friedman's customer base and evaluate strategic growth opportunities
- Metal One also provides additional domestic and global metals supply chain expertise
- Highly respected global partner and investor



Introducing the new Friedman Industries

FRIEDMAN INDUSTRIES, INC.

One of the largest and most geographically diverse providers of high-quality sheet and plate in North America

- 6 strategic locations throughout North America's top steel consuming markets
- 4 High quality temper pass mills
- 2 New stretcher levelers
- 2 Versatile ERW pipe mills
- Expansive customer and supplier network
- Efficient, low-cost operations
- Outstanding freight logistics
- And the best, most dedicated employees in the business!

Wide breadth of end markets served

FRIEDMAN INDUSTRIES, INC.

Whether temper passed or stretcher leveled, cut-to-length steel sheet and steel plate are used in a wide variety of applications by Friedman's customers. Some examples include:

Truck & Trailer



Dry Bulk Freight & Barges



Railcars



Metal Buildings



Heavy Equipment



Construction



Energy / Oil & Gas



Energy Storage & Tanks



Distributors & Metal Fabricators



Facility overview – East Chicago, Indiana

FRIEDMAN INDUSTRIES, INC.

East Chicago temper mill strategically located in the busiest steel market in the U.S., providing increased reach to a broader geographic customer base



Overview
• 5 acres with temper mill, finished goods warehouse and front office (total 154,194 sq. ft.)
• 152k tons of annual capacity with 12k tons of coil storage and 6k tons of finished goods storage capacity
• Widely recognized as the standard for quality in its market
• Processing capabilities: Temper passed CTL sheet and plate
• Based on commercial due diligence we have high confidence in the ability to expand historical volumes

Equipment Specifications – Temper Pass Mill
• Width range: 36" – 72"
• Gauge range: 0.054" - .625"
• Length range: 48" - 620"
• Max coil weight: 80,000 lbs

Facility overview – Granite City, Illinois

FRIEDMAN INDUSTRIES, INC.

Granite City has two temper mills. Mill #2 received an $8 mm upgrade in 2021 and will be the working mill at this facility going forward

- Mill #1 is highly functional and is included in the transaction. It provides backup capacity as it sits today or the benefit of redeployment options to other strategic locations.



Overview
• 333,000 sq. ft.
• 360k tons of annual capacity with 24k tons of coil storage and 10k tons of finished good storage capacity
• Widely recognized as the standard for quality in its market
• Processing capabilities: Temper passed CTL sheet and plate
• Based on commercial due diligence we have high confidence in the ability to expand historical volumes

Temper Pass Mill 1
• Width range: 36" – 72"
• Gauge range: 0.054" - .625"
• Length range: 48" - 999"
• Max coil weight: 80,000 lbs

Temper Pass Mill 2
• Width range: 36" – 72"
• Gauge range: 0.054" - .625"
• Length range: 48" - 999"
• Max coil weight: 80,000 lbs

Facility overview – Decatur, Alabama

FRIEDMAN INDUSTRIES, INC.

Friedman's Decatur facility is located adjacent to the campus of Nucor's Decatur steel mill

- Friedman's newly installed stretcher leveler at Decatur has expanded Friedman's processing capabilities and market reach


FRIEDMAN

Overview
• Commissioned in 2008
• Rail, truck and barge access
• 47 acres with stretcher leveler, finished goods warehouse and front office (total 50,000 sq. ft.)
• 130k tons of annual capacity
• Processing capabilities: Stretcher Leveled CTL sheet and plate
• Complementary to Loudon facility; Loudon business will gradually be transitioned to Decatur

Equipment Specifications – Stretcher Leveler
• Installation: 2021
• Width range: 36" – 96"
• Gauge range: 0.056" - .500"
• Length range: 60" - 480"
• Max coil weight: 60,000 lbs

Facility overview – Hickman, Arkansas

FRIEDMAN INDUSTRIES, INC.

Friedman's Hickman facility is located on the campus of Nucor's Blytheville steel mill



Overview
• Commissioned in 1993
• Barge, truck and rail access
• 26 acres with temper mill and cut to length line, finished goods warehouse and front office (total 67,000 sq. ft.)
• 180k tons of annual capacity
• Processing capabilities: Temper passed CTL sheet and plate

Temper Pass Mill
• Width range: 36" – 72"
• Gauge range: 0.060" - .500"
• Length range: 60" - 636"
• Max coil weight: 50,000 lbs

Facility overview – Lone Star, Texas (Texas Tubular)

FRIEDMAN INDUSTRIES, INC.

Texas Tubular is API certified to produce line pipe and OCTG, and ASTM A500B and A53B structural pipe

- The facility is adjacent to a fusion bond epoxy coating facility, which makes its line pipe highly cost efficient



Overview
• Division founded in 1978
• Rail and truck access
• 122 acres with 2 ERW pipe mills, finished goods warehouse and front office (total 173,000 sq. ft.)
• 60k tons of annual capacity
• Processing capabilities: electric resistance welded pipe for the energy and structural markets

Equipment Specifications

	Mill #1	Mill #2
Installation	1995	2004
Outside diameter range	2 3/8" – 5 ½"	5 ½" – 8 5/8"

Facility overview – Sinton, Texas

FRIEDMAN INDUSTRIES, INC.

Friedman is in the final stage of constructing a new facility on the campus of Steel Dynamics' new mill in Sinton

- SDI's mill has recently started; Friedman expects its facility to be fully operational in Summer 2022
- Friedman's new facility will feature the largest stretcher leveler line in North America



Overview
• Construction in progress; to be completed in 2022
• Port, truck and rail access
• 26 acres with 70,000 sq. ft. of facility space
• 180k tons of annual capacity
• Processing capabilities: Stretcher leveled CTL sheet and plate

Stretcher Leveler
• Installation: 2022
• Width range: 36" – 96"
• Gauge range: 0.0625" - 1.000"
• Length range: 24" - 720"
• Max coil weight: 100,000 lbs
• Can process coils up to 100,000 ksi yield